SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   F O R M 8K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 20, 1998


                          EUROWEB INTERNATIONAL CORP.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
             -----------------------------------------------------
                 (State or other jurisdiction of incorporation)

          1-1200                                          13-3696015
  --------------------------                   ---------------------------------
  (Commission File Number)                     (IRS Employer Identification No.)

                445 PARK AVENUE, 15TH FLOOR, NEW YORK, NY 10022
              --------------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (212) 758 9870

                                      N/A
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

                                      8K-2

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 2.   Acquisition or Disposition of Assets

Registrant prior to the instant transaction was the owner of 100% of EuroWeb Rt., a company formed under the laws of the Republic of Hungary. On November 20, 1998, registrant sold 51% of the common stock of EuroWeb Rt. for $2,200,000 to PanTel Rt., a company formed under the laws of the Republic of Hungary. EuroWeb Rt. is in the business of providing Internet services in Hungary. PanTel Rt. is in the business of building a national telephone system in Hungary. Other than the sale of the stock there has been no change in the personnel or operations of EuroWeb Rt. Copies of the share purchase agreement, the shareholders' agreement, and the founders' resolutions were signed between the parties and are annexed hereto.

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

The Unaudited Pro Forma Condensed Consolidated Balance Sheet of EuroWeb International Corp. (the "Company") and Subsidiaries as of September 30, 1998 and the Unaudited Pro Forma Condensed Consolidated Statements of Loss and Comprehensive Income(Loss) for the Year Ended December 31, 1997 and the nine months ended September 30, 1998 (the "Pro Forma Financial Statements") have been prepared to reflect the estimated effect of the following transactions which are based on an agreement consummated November 20, 1998 between the Company and PanTel Rt. (an unrelated Hungarian company):

     a. The sale by the Company of 51% of its interest of EuroWeb Rt. for $2,200,000 in cash.

     b. The contribution by the purchaser of $300,000 to the capital of EuroWeb Rt.

The Unaudited Pro Forma Condensed Consolidated Statements of Loss and Comprehensive Income (Loss) give pro forma effect to the transactions as if they had occurred at the beginning of each of the respective periods presented. The pro forma adjustments related to the Unaudited Pro Forma Condensed Consolidated Balance Sheet are computed as if the transactions had occurred on September 30, 1998.

The Unaudited Pro Forma Financial Statements are intended for informational purposes and are not necessarily indicative of the future financial position or future results of operations of the companies, or of the financial position or the results of operations of the companies that would have actually occurred as if the sale of 51% of EuroWeb Rt. had occurred at the date or during the periods shown on each pro forma financial statement.

The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable.

                          EUROWEB INTERNATIONAL CORP.

                                     INDEX

Pro Forma Condensed Consolidated Balance Sheet as of
     September 30, 1998 (Unaudited) ..................................... 2

Pro Forma Condensed Consolidated Statement of Loss and
     Comprehensive Income for the Year Ended
     December 31, 1997 (Unaudited) ...................................... 3

Pro Forma Condensed Consolidated Statement of Loss and
     Comprehensive Loss for the Nine Months Ended
     September 30, 1998 (Unaudited) ..................................... 4

Notes to Pro Forma Condensed Consolidated Financial
     Statements (Unaudited) ............................................. 5

                          EUROWEB INTERNATIONAL CORP.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                  (UNAUDITED)

                                                                                      Pro Forma
                                                               Historical           Adjustments           Pro Forma
                                                             -------------------------------------------------------

ASSETS

Current Assets
    Cash and cash equivalents                                $   803,918            $  300,000(B)       $ 3,303,918
                                                                                     2,200,000(A)
    Prepaid and other current assets                             566,946                                    566,946
                                                             -----------             ----------         -----------
         Total current assets                                  1,370,864              2,500,000           3,870,864
    Property and equipment and condominium
       building held for sale, net                             1,705,566                                  1,705,566
    Goodwill, net of accumulated amortization                  1,267,707               (587,097)(C)         680,610
    Other non-current assets                                     121,436                                    121,436
                                                             -----------             ----------         -----------
                                                             $ 4,465,573             $1,912,903         $ 6,378,476
                                                             ===========             ==========         ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities

    Accounts payable and accrued expenses                    $   621,980                                $   621,980
    Other                                                         76,000                                     76,000
                                                             -----------                                -----------
                                                                 697,980                                    697,980
                                                             -----------                                -----------
    Deferred Revenue                                              58,041                                     58,041
                                                             -----------                                -----------

    Minority interest                                              -                    286,454(D)          286,454
                                                             -----------              ---------         -----------
    Common stock subject to mandatory redemption                 125,000                                    125,000
                                                             -----------                                -----------

Stockholders' Equity:

    Common stock                                                   6,142                                       6,142
    Additional paid-in capital                                20,491,155                147,000(B)        20,638,155
    Accumulated deficit                                      (16,954,665)             1,479,449(E)      (15,475,216)
    Accumulated other comprehensive gain, net                     41,920                                      41,920
                                                             -----------             ----------         ------------
       Total stockholders' equity                              3,584,552              1,626,449            5,211,001
                                                             -----------                                ------------
                                                             $ 4,465,573             $1,912,903         $  6,378,476
                                                             ===========             ==========         ============


Explanation of pro forma adjustments:

    (A) To record sale of EuroWeb Rt as of September 30, 1998
    (B) To record the capital contribution by PanTel Rt. to EuroWeb Rt.
    (C) To reflect reduction of goodwill as result of sale of minority interest
    (D) To reflect minority interest
    (E) To reflect gain on the sale of 51% interest in EuroWeb Rt.

            See accompanying notes to pro forma unaudited condensed
                      consolidated financial statements.

                          EUROWEB INTERNATIONAL CORP.
  PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF LOSS AND COMPREHENSIVE INCOME
                          YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)


                                                                                     Pro Forma
                                                             Historical              Adjustments           Pro Forma
                                                            --------------------------------------------------------
Revenue - Internet                                          $ 1,270,135                                  $ 1,270,135
                                                            -----------                                  -----------

Expenses - (Income)

   Compensation and related costs                               810,543                                      810,543
   Amortization of goodwill                                     383,000              $(195,330)(A)           187,670
   Interest expense - net                                       893,166                                      893,166
   Other                                                      1,713,654                                    1,713,654
                                                            -----------            -----------           -----------
      Total                                                   3,800,363               (195,330)            3,605,033
                                                            -----------            -----------           -----------

Net income(loss) before minority interest                    (2,530,228)               195,330            (2,334,898)

Minority interest                                                   -                 (116,374)(B)          (116,374)
                                                            -----------             ----------           -----------
Net income(loss)                                             (2,530,228)               311,704            (2,218,524)

Other comprehensive loss                                        (35,900)                                     (35,900)
                                                            -----------              ----------          -----------
Comprehensive loss                                          $(2,566,128)             $  311,704          $(2,254,424)
                                                            ===========              ==========          ===========



Net loss per share - basic and diluted                                                                  $       (.60)
                                                                                                         ===========

Weighted average number of common
   shares outstanding                                                                                      3,728,000



Notes:

   (A) Reduction of amortization of goodwill due to sale of 51% of EuroWeb Rt.
   (B) Represents 51% of net loss of EuroWeb Rt. for the period

            See accompanying notes to pro forma unaudited condensed
                      consolidated financial statements.

                          EUROWEB INTERNATIONAL CORP.
  PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF LOSS AND COMPREHENSIVE LOSS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                  (UNAUDITED)


                                                                                  Pro Forma
                                                         Historical              Adjustments            Pro Forma
                                                       ----------------------------------------------------------
Revenues

   Internet                                              $1,345,953                                    $1,345,953
   Construction and rent income                           1,827,021                                     1,827,021
                                                         ----------                                    ----------
                                                          3,172,974                                     3,172,974
                                                         ----------                                    ----------

Expenses(Income)

   Cost of construction                                   1,723,870                                     1,723,870
   Amortization of goodwill                                 291,000                $(148,410)(A)          142,590
   Other                                                  1,924,566                                     1,924,566
                                                         ----------                ---------            ---------

      Total                                               3,939,436                 (148,410)           3,791,026
                                                         ----------                 ---------           ---------

Net income(loss) before minority interest                  (766,462)                 148,410             (618,052)
Minority interest                                              -                      68,968 (B)           68,968
                                                         ----------                ---------           ----------
Net income(loss)                                           (766,462)                  79,442             (687,020)
Other comprehensive income                                   77,820                    -                   77,820
                                                         ----------                ---------           ----------


Comprehensive loss                                       $ (688,642)               $  79,442            $(609,200)
                                                         ==========                =========            =========

Net loss per share - basic and diluted                                                                  $     .13
                                                                                                        =========

Weighted average number of common
   shares outstanding                                                                                   5,247,261


Notes:

   (A) Reduction of amortization of goodwill due to sale of 51% of EuroWeb Rt.
   (B) Represents 51% of net income of EuroWeb Rt. for the period

      See accompanying notes to pro forma unaudited condensed consolidated financial statements.

                  EUROWEB INTERNATIONAL CORP. AND SUBSIDIARIES
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. The accompanying unauditedf pro forma financial statements include the accounts of EuroWeb International Corp. (the "Company") and its two wholly-owned subsidiaries and its 49% retained interest in EuroWeb Rt. All intercompany balances and transactions have been eliminated.

2. The balances shown include the account balances of all the companies, adjusted to reflect the following transactions which are based on an agreement consummated November 20, 1998, between the Company and PanTel Rt., an unrelated Hungarian company:

          a. The sale by the Company of 51% of its ownership of EuroWeb Rt. for $2,200,000 in cash.

          b. The contribution by the purchaser of $300,000 to the capital of EuroWeb Rt.

3. Although the Company will retain only 49% of the stock of EuroWeb Rt., management believes that it will continue to exercise managerial and operating control. The Company's management further believes that the presentation of its financial statements in consolidated format rather than applying the equity method, its financial condition and the results of operations are set forth in greater detail and therefore are more informative to the interested reader. Accordingly, the accompanying pro forma financial statements have been prepared on a consolidated basis, rather than using the equity method for the 49% investment in EuroWeb Rt. The Company's management is continuing to evaluate its ability to exercise control of EuroWeb Rt. and the continued use of the consolidated basis of accounting for its retained 49% interest in EuroWeb Rt. If the equity method had been used in preparing the accompanying pro forma statements, net loss for each period and stockholders' equity at September 30, 1998 would be unchanged from the amounts shown in the accompanying financial statements.

4. The unaudited pro forma financial statements are intended for informational purposes and are not necessarily indicative of the future financial position or future results of operations of the companies, or of the financial position or the results of operations of the companies that would have actually occurred if the sale of 51% of EuroWeb Rt. had occurred at the date or during the periods shown on each pro forma financial statements.

                                   SIGNATURES

         Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EUROWEB INTERNATIONAL CORP.
                                          445 Park Avenue
                                          New York, NY 10022
                                          (Registrant)

                                          By:  /s/Frank R. Cohen
                                               ------------------
                                               Frank R. Cohen
                                               Chairman of Board

Dated:   December 7, 1998
         New York, New York